BROWN ADVISORY INTERNATIONAL FUND

                        Supplement dated November 5, 2004
                       to Prospectus dated October 1, 2004

Brown Advisory International Fund expects to distribute on or about December 8, 2004 a realized capital gain distribution of approximately $22 million to shareholders of record on December 6, 2004. The per share capital gain distribution will be declared on December 7, 2004.